                                                                     EXHIBIT 1-A





                         The Columbia Gas System, Inc.



                               $[               ]


                             UNDERWRITING AGREEMENT


                                                  New York, New York
                                                  [DATE]

To the Representatives
  named in Schedule I
  hereto of the Under-
  writers named in
  Schedule II hereto


Dear Sirs:

         The Columbia Gas System, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, (1) the principal amount, if any, of its debt securities (the "Debentures") identified in Schedule I hereto, to be issued under an indenture (the "Indenture") dated as of November 28, 1995, between the Company and Marine Midland Bank, as Trustee (the "Trustee"); (2) the shares of common stock, $10.00 par value, of the Company, if any, identified in Schedule I hereto (the "Common Stock"); (3) the shares of preferred stock, $10.00 par value, of the Company, if any, identified in Schedule I hereto (the "Preferred Stock"). The Debentures, Common Stock and Preferred Stock may be sold either separately or as units (the "units") together with any of the foregoing. The Debentures, Common Stock and Preferred Stock shall collectively be referred to herein as the "Securities". The Common Stock and Preferred Stock described in Schedule I hereto shall collectively be referred to herein as the "Equity Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

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         1.  Representations and Warranties.  The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1, except that these representations and warranties do not apply to that part of the Registration Statement which is the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 (the "Trust Indenture Act") (Form T-1) of the Trustee under the Indenture or to statements or omissions in the Registration Statement, any preliminary prospectus or the Prospectus based upon information furnished to the Company in writing by any Underwriter or by the Representatives on behalf of any Underwriter for use therein. Certain terms used in this Section 1 are defined in paragraph (d) hereof.

                 (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                           (i)  The Company meets the requirements for the
                 use of Form S-3 under the Securities Act of 1933 (the "Act")
                 and has filed with the U.S. Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a base prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a preliminary final prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Base Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Base Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the
                 Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.
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                                                                               3

                           (ii)  The Company meets the requirements for
                 the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a Base Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either
                 (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supple ment or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                 (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (c) A Declaration and amendments thereto, on Form U-1, seeking appropriate orders permitting the issuance and sale of the Securities and the transactions related thereto will be or has been filed by the Company with the Commission under the Public Utility Holding Company Act of 1935.

                 (d)  The terms which follow, when used in this Agreement,
         shall have the meanings indicated.  The term "the Effective Date"
         shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Base Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b)
         is required, shall mean the form of final prospectus relating to the Securities, including the Base Prospectus, included in the
         Registration Statement at the Effective Date.  "Registration
         Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.  "Rule 415", "Rule
         424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or
         the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of
         Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any
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                                                                               5

         Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

         2. Purchase and Sale. (a). Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount or number of shares or Units of Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, in the case of Debentures, if Schedule I hereto provides for the sale of such Debentures pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

         (b). If so provided in Schedule 1 hereto, the Company shall hereby grant an option to the several Underwriters to purchase, severally and not jointly, shares of Common Stock (the "Option Securities") at the purchase price set forth in Schedule 1. Said option may be exercised only to cover over-allotments in the sale of shares of Common Stock by the Underwriters.
Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates, if any, for the shares of Option Securities by the Company, and payment therefor to the Company, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the aggregate number of shares of Securities to be purchased by the Underwriters (excluding the Option Securities) as set forth in Schedule II hereto, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares. If Schedule 1 hereto does provide for an over-allotment option as described above, the term "Securities" as used herein shall be deemed to include the Option Securities.

         (c). If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company (it being understood that the Company may withhold such approval) but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total prin cipal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

         3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities (including the Option Securities if the option described in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date)
shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of such Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company to the account specified in Schedule I of
the Underwriting Agreement at [          ] bank by wire transfer of Federal
Same Day Funds. Delivery of such Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date, provided that all Debentures shall be delivered through the DTC book entry system only, unless otherwise specified in Schedule I, and payment for the Securities shall be made at the office specified in
Schedule I hereto. Certificates, if any, for such Securities shall be registered in such names and in such denominations as the Representatives may request in writing not less than two full business days in advance of the Closing Date.

         The Company agrees to have the Underwriters' Securities (including the Option Securities if the option described in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date), if applicable, available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         If the option described in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, at _____________________, New York, New York, on the date specified by the Representatives (which shall be within three business days after exerciseof said option), the Option Securities against payment of the purchase price thereof to or upon the order of the Company to the account specified in Schedule I of the Underwriting Agreement at _____________________ bank by wire transfer of Federal Same Day Funds. Certificates, if any, for the Option Securities shall be registered in such names and in such denominations as the Representatives shall have requested. If settlement for the Option Securities, if any, occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions as to matters set forth in [paragraphs (i) and (ii) of Exhibit C] and the Officer's Certificates confirming as of since the date of the opinions and Officer's Certificates delivered on the Closing Date pursuant to Section 5(d) hereof.

         4. Agreements. The Company agrees with the several Underwriters that:

                 (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Base Prospectus unless the Company has furnished you a copy for your review prior to filing. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) If, at any time after the first date of the public offering of the Securities when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be neces sary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compli ance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.
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                 (c)  As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                 (e) The Company will arrange for the qualification of the Securities under the securities or "blue sky" laws of such states as the Representatives may reasonably request, and use its best efforts to assist the Representatives in securing such qualification and to pay all expenses (including fees and disbursements of counsel) up to $5,000 in connection with such qualifications and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Representatives may designate, as well as all filing fees payable in connection with the review of the Securities by the National Association of Securities Dealers, Inc.; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any consent to service of process (other than consent with respect to service of process arising in connection with the Securities) under the laws of any such state.

                 (f) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                 (g) Until the date set forth on Schedule I hereto, the Company will not, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock other than the shares offered pursuant hereto, or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee thrift plan, employee stock option plan, stock ownership plan, dividend reinvestment plan or similar plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of the securities or the exercise of warrants outstanding at the Execution Time.

         5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                 (b) The Company shall have furnished to the Representatives the opinion of Cravath, Swaine & Moore, counsel for the Company, dated the Closing Date, in substantially the form of Exhibit A, if Debentures are issued, of Exhibit B, if Common Stock is issued, or of Exhibit C, if Preferred Stock is issued. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

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                 (c)  The Representatives shall have received from Davis,
         Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                          (i) the representations and warranties of the
                 Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) no stop order suspending the
                 effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                          (iii) since the date of the most recent
                 financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                 (e) At the Closing Date, Arthur Anderson LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

                 References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

                 In addition, except as provided in Schedule I hereto, at the Execution Time, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

                 (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been any change in the results of operations, the financial condition or affecting the business or properties of the Company and its subsidiaries the effect of which is, in the reasonable judgment of the Representatives, so material and adverse to the Company and its subsidiaries taken as a whole, as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                 (g) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         The documents required to be delivered by this Section 5 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Columbia Gas System, Inc., at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

         6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus (if used within the period set forth in paragraph (b) of Section 4 hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, or arises out of, or is based upon, statements in or omissions from the part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee under the Indenture; and provided further, however, that indemnification with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities which are the subject thereof (or to the benefit of any person controlling such Underwriter), if such Underwriter (or the Representatives on behalf of such Underwriter) failed to send or give a copy of the Final Prospectus (as amended or supplemented if the Company shall have made any amendments or supplements thereto which have theretofore been furnished to the Representatives or such Underwriter), excluding any documents incorporated by reference therein, to such person at or prior to the written confirmation of the sale of such Securities to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                 (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemni fying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or, (ii) the named parties to any such proceeding include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be in appropriate due to actual or potential differing interests between them, or (iii) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to one local counsel in each such jurisdiction) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parities indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d)  In the event that the indemnity provided in paragraph
         (a) or (b) of this Section 7 is unavailable or insufficient to hold harmless to the extent provided for in paragraphs (a) and (b) hereof to an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this para graph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as either the Representatives or the Company shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         9. Termination. This Agreement shall be subject to termination, in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited,
(ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, impracticable, in the reasonable judgement of the Representatives, or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Carolyn M. Afshar, Secretary, attention of the legal department.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflicts of laws.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,

                                            Corporation



                                            By:
                                               ------------------------------
                                                           [Title]

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.


By:
    --------------------------------
                [Title]


By:
    -------------------------------
                [Title]

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

         or


By:
    -------------------------------
                [Title]

For itself and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                                                       EXHIBIT A


               Form of Opinion of Special Counsel to the Company


         The opinion of ____________________, counsel to the Company, to be delivered pursuant to Section 5(b) of the document entitled The Columbia Gas System, Inc., Underwriting Agreement Standard Provisions (Debentures) shall be to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to carry on the business in which it is engaged;

               (ii) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company;

               (iii) the Indenture has been duly qualified under the Trust Indenture Act;

               (iv) the Debentures have been duly authorized, and when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment of the agreed consideration therefor, will be valid and binding obligations of the Corporation;

               (v) the Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, except as rights to indemnity thereunder may be limited by applicable law;

               (vi) the execution, delivery and performance of the Underwriting Agreement will not contravene any provision of applicable law or regulation or the Restated Certificate of Incorporation or By-Laws, as amended, of the Company;

               (vii) the statements in the Prospectus under "Description of Debentures" and "Certain Terms and Description of Debentures and Indenture", insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents;

               (viii) the Registration Statement and the prospectus (except for the financial statements and other financial and statistical information included therein, as to which we do not express any opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder; and

               (ix) the Registration Statement is effective under the Securities Act of 1933 and to the best of such counsel's knowledge, no proceeding for a stop order with respect thereto is pending or threatened under Section 8(d) of the Securities Act of 1933.

               (x) In passing upon the form of the Registration Statement and Prospectus, such counsel has necessarily assumed the correctness and completeness of the statements made therein and take no responsibility therefor, except so far as the statements relate to such counsel, except as set forth in the preceding subparagraph (vii) and except that such counsel is of the opinion that the statements contained in the Corporation's Annual Report on Form 10-K for the year ended 1994 under the caption "Business--Public Utility Holding Company Act", insofar as they relate to the regulation and status of the Company and its subsidiary companies under the Public Utility Holding Company Act of 1935, are correct as to matters of law and legal conclusions. However, in the course of the preparation by the Company of the Registration Statement and the Prospectus (the documents incorporated therein by reference having previously been filed by the Company), such counsel participated in conferences with officers of the Company with respect thereto, and such counsel's examination of the Registration Statement and the Prospectus and such counsel's discussions in the above-mentioned conferences did not disclose any information which gave such counsel reason to believe that the Registration Statement (except for the financial statements and other financial data contained therein, as to which such counsel does not express any opinion), as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except for the financial statements and other financial data contained therein, as to which such counsel does not express any opinion), at the date of the Prospectus Supplement and at the date hereof, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Counsel neither represents nor is consulted by the Company with respect to the Federal Energy Regulatory Commission and other regulatory matters, and, due to the complexity of such matters and the comprehensive knowledge thereof required in order to evaluate their significance to the Company, in making the statement set forth in the previous sentence counsel has, to the extent such statement relates to such matters, relied solely upon the opinion of the General Counsel of Columbia Gas Transmission Corporation, delivered contemporaneously herewith.

                                                                       EXHIBIT B


               Form of Opinion of Special Counsel to the Company


         The opinion of ____________________, counsel to the Company, to be delivered pursuant to Section 5(b) of the document entitled The Columbia Gas System, Inc., Underwriting Agreement Standard Provisions (Common Stock) shall be to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to carry on the business in which it is engaged;

               (ii) the Securities have been duly authorized, and when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will have been validly issued;

               (iii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, except as rights to indemnity thereunder may be limited by applicable law;

               (iv) the performance of the Underwriting Agreement will not contravene any provision of applicable law or regulation or the certificate of incorporation or by-laws of the Company and no consent, approval or authorization of any governmental body or agency is required for the performance by the Corporation of its obligations under the Underwriting Agreement, except that Counsel does not express any opinion with respect to such consent, approval or authorization as may be required under (a) the Natural Gas Act, as amended, or the Natural Gas Policy Act or the rules, regulations, orders or official pronouncements of the Federal Energy Regulatory Commission (the "FERC") thereunder or (b) the securities or blue sky laws of the various states in connection with the offer and sale of the Shares;

               (v) such counsel is of the opinion that the Registration Statement and the Prospectus (except for the financial statements and other financial and statistical information included therein, as to which such counsel does not express any opinion) comply as to form in all material respects with the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder. In passing upon the form of the Registration Statement and Prospectus, such counsel has necessarily assumed the correctness and completeness of the statements made therein and take no responsibility therefor, except so far as the statements relate to such counsel and except that such counsel is of the opinion that (i) the statements in the Prospectus under the caption

         "Description of Common Stock", insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents and (ii) the statements contained in the Corporation's Annual Report on Form 10-K for the year ended 1994 under the caption "Business--Public Utility Holding company Act", insofar as they relate to the regulation and status of the Company and its subsidiary companies under the Public Utility Holding Company Act of 1935, are correct as to matters of law and legal conclusions. In addition, we neither represent nor are consulted by the Corporation with respect to the FERC and, in making the statement set forth below in this paragraph, to the extent such statement refers to such matters, rely solely on the opinion of an officer of the Company delivered contemporaneously herewith. However, in the course of the preparation by the Company of the Registration Statement and the Prospectus (the documents incorporated therein by reference having previously been filed by the Company), such counsel participated in conferences with officers of the Company with respect thereto, and such counsel's examination of the Registration Statement and the Prospectus and such counsel's discussions in the above-mentioned conferences did not disclose any information which gave such counsel reason to believe that the Registration Statement (except for the financial statements and other financial data contained therein, as to which such counsel does not express any opinion), as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except for the financial statements and other financial data contained therein, as to which such counsel does not express any opinion), at the date of the Prospectus Supplement, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (vi) the Registration Statement is effective under the Securities Act of 1933 and to the best of such counsel's knowledge, no proceeding for a stop order with respect thereto is pending or threatened under Section 8(d) of the Securities Act of 1933.

                                                                       EXHIBIT C


               Form of Opinion of Special Counsel to the Company


         The opinion of ___________________, counsel to the Company, to be delivered pursuant to Section 5(b) of the document entitled The Columbia Gas System, Inc., Underwriting Agreement Standard Provisions (Preferred Stock) shall be to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to carry on the business in which it is engaged;

               (ii) the Securities have been duly authorized, and when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will have been validly issued and will be fully paid and nonassessable, and the issuance of the Securities is not subject to any preemptive or similar rights;

               (iii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, except as rights to indemnity thereunder may be limited by applicable law;

               (iv) the performance of the Underwriting Agreement will not contravene any provision of applicable law or regulation or the certificate of incorporation or by-laws of the Company and no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, except that Counsel does not express any opinion with respect to such consent, approval or authorization as may be required under (a) the Natural Gas Act, as amended, or the Natural Gas Policy Act or the rules, regulations, orders or official pronouncements of the Federal Energy Regulatory Commission (the "FERC") thereunder or (b) the securities or blue sky laws of the various states in connection with the offer and sale of the Shares;

               (v) such counsel is of the opinion that the Registration Statement and the Prospectus (except the financial statements and other financial and statistical information included therein, as to which such counsel does not express any opinion) comply as to form in all material respects with the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder. In passing upon the form of the Registration Statement and Prospectus, such counsel has necessarily assumed the correctness and completeness of the statements made therein and take no responsibility therefor, except so far as the statements relate to such counsel and except that such counsel is of the opinion that (i) the statements in the Prospectus under the caption "Description of Preferred Stock", insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents and (ii) the statements contained in the Corporation's Annual Report on Form 10-K for the year ended 1994 under the caption "Business--Public Utility Holding Company Act", insofar as they relate to the regulation and status of the Company and its subsidiary companies under the Public Utility Holding Company Act of 1935, are correct as to matters of law and legal conclusions. In addition, we neither represent nor are consulted by the Corporation with respect to the FERC and, in making the statement set forth below in this paragraph, to the extent such statement refers to such matters, rely solely on the opinion of [an officer] of the Company delivered contemporaneously herewith. However, in the course of the preparation by the Company of the Registration Statement and the Prospectus (the documents incorporated therein by reference having previously been filed by the Company), such counsel participated in conferences with officers of the Company with respect thereto, and such counsel's examination of the Registration Statement and the Prospectus and such counsel's discussions in the above-mentioned conferences did not disclose any information which gave such counsel reason to believe that the Registration Statement (except for the financial statements and other financial data contained therein, as to which such counsel does not express any opinion), as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except for the financial statements and other financial data contained therein, as to which such counsel does not express any opinion), at the date of the Prospectus Supplement, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (vi) the Registration Statement is effective under the Securities Act of 1933 and to the best of such counsel's knowledge, no proceeding for a stop order with respect thereto is pending or threatened under Section 8(d) of the Securities Act of 1933.

                                   SCHEDULE I


Underwriting Agreement dated

Registration Statement No.

Representative(s):


Title, Purchase Price and Description of Securities:

         Title:

         Principal amount:

         Purchase price (include accrued
           interest or amortization, if
           any):

         Sinking fund provisions:

         Redemption provisions:

         Other provisions:

Closing Date, Time and Location:

Type of Offering:  [Delayed Offering or Non-Delayed Offering]

Delayed Delivery Arrangements:

         Fee:

         Minimum principal amount of each contract:  $

         Maximum aggregate principal amount of all contracts:  $

         Account referred to in Section 3:

                                  SCHEDULE II


Underwriters                                               Principal Amount
------------                                               of Securities to
                                                              be Purchased
                                                           ----------------

                                                           $






                                                           --------------------

Total.................................                     $
                                                           ====================

                                  SCHEDULE III



                           Delayed Delivery Contract


                                                                            , 19


[Insert name and address
  of lead Representative]


Dear Sirs:

         The undersigned hereby agrees to purchase from
                 Corporation (the "Company"), and the Company agrees to sell
to the undersigned, on         , 19  , (the "Delivery Date"), $       principal
amount of the Company's                   (the "Securities") offered by the
Company's Prospectus dated          , 19  , and related Prospectus Supplement
dated          , 19  , receipt of a copy of which is hereby acknowledged, at
a purchase price of    % of the principal amount thereof, plus [accrued
interest] [amortization of original issue discount], if any, thereon from
          , 19 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

         Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in Federal Same Day Funds, by wire transfer to the
Account specified in Schedule I of the Underwriting Agreement at [          ]
bank and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date, unless delivered through the DTC book entry system. If no request is received, the Securities will be registered in the name of the undersigned or Cede & Co., as applicable, and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

         The obligation of the undersigned to take delivery of, if any, and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver

Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that
(1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                  Very truly yours,



                                  By:
                                      --------------------------------------
                                           (Name of Purchaser)



                                  By:
                                       -------------------------------------
                                           (Signature and Title of Officer)



                                  By:
                                       -------------------------------------
                                           (Address)

Accepted:

Corporation,


By:
     ---------------------------
       (Authorized Signature)